Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Note 21: Income Taxes
Table 21.1 presents the components of income tax expense.
Table 21.1: Income Tax Expense

	Year ended December 31,
(in millions)	2015	2014	2013
Current:
Federal	$10,822	7,321	4,601
State and local	1,669	520	736
Foreign	139	112	91
Total current	12,630	7,953	5,428
Deferred:
Federal	(2,047)	2,117	4,457
State and local	(235)	224	522
Foreign	17	13	(2)
Total deferred	(2,265)	2,354	4,977
Total	$10,365	10,307	10,405

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 21.2.

Table 21.2: Net Deferred Tax Liability

	December 31,
(in millions)	2015	2014
Deferred tax assets
Allowance for loan losses	$4,363	4,592
Deferred compensation and employee benefits	4,589	4,608
Accrued expenses	1,460	1,213
PCI loans	1,816	1,935
Net operating loss and tax credit carry forwards	528	631
Other	1,448	1,700
Total deferred tax assets	14,204	14,679
Deferred tax assets valuation allowance	(358)	(426)
Deferred tax liabilities
Mortgage servicing rights	(5,399)	(5,860)
Leasing	(3,866)	(4,057)
Mark to market, net	(5,471)	(7,635)
Intangible assets	(1,233)	(1,494)
Net unrealized gains on investment securities	(1,008)	(2,737)
Insurance reserves	(2,071)	(2,087)
Other	(2,063)	(1,635)
Total deferred tax liabilities	(21,111)	(25,505)
Net deferred tax liability (1)	$(7,265)	(11,252)

(1)	Included in accrued expenses and other liabilities.

Deferred taxes related to net unrealized gains (losses) on investment securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 23 (Other Comprehensive Income)). These associated adjustments increased OCI by $1.8 billion in 2015.
We have determined that a valuation reserve is required for 2015 in the amount of $358 million predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2015, we had net operating loss carry forwards with related deferred tax assets of $528 million. If these carry forwards are not utilized, they will expire in varying amounts through 2035.
At December 31, 2015, we had undistributed foreign earnings of $2.0 billion related to foreign subsidiaries. We intend to reinvest these earnings indefinitely outside the U.S. and accordingly have not provided $557 million of income tax liability on these earnings.
Table 21.3 reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

Table 21.3: Effective Income Tax Expense and Rate

	December 31,
	2015		2014		2013
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$11,641	35.0%	$11,677	35.0%	$11,299	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	1,025	3.1	971	2.9	964	3.0
Tax-exempt interest	(641)	(1.9)	(550)	(1.6)	(490)	(1.5)
Tax credits	(1,108)	(3.3)	(1,074)	(3.2)	(967)	(3.0)
Life insurance	(186)	(0.6)	(179)	(0.5)	(173)	(0.5)
Leveraged lease tax expense	140	0.4	158	0.5	302	0.9
Other	(506)	(1.5)	(696)	(2.2)	(530)	(1.7)
Effective income tax expense and rate	$10,365	31.2%	$10,307	30.9%	$10,405	32.2%

The effective tax rate for 2015 includes net reductions in reserves for uncertain tax positions primarily due to audit resolutions of prior period matters with U.S. federal and state taxing authorities. The effective tax rate for 2014 included a net reduction in the reserve for uncertain tax positions primarily due to the resolution of prior period matters with state taxing authorities. The effective tax rate for 2013 included a net reduction in the reserve for uncertain tax positions primarily due to settlements with authorities regarding certain cross border transactions and tax benefits recognized from the realization for tax purposes of a previously written down investment.
Table 21.4 presents the change in unrecognized tax benefits.

Table 21.4: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2015	2014
Balance at beginning of year	$5,002	5,528
Additions:
For tax positions related to the current year	196	412
For tax positions related to prior years	225	324
Reductions:
For tax positions related to prior years	(413)	(213)
Lapse of statute of limitations	(22)	(50)
Settlements with tax authorities	(182)	(999)
Balance at end of year	$4,806	5,002

Of the $4.8 billion of unrecognized tax benefits at December 31, 2015, approximately $3.0 billion would, if recognized, affect the effective tax rate. The remaining $1.8 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We recognize interest and penalties as a component of income tax expense. As of December 31, 2015 and 2014, we have accrued approximately $524 million and $660 million for the payment of interest and penalties, respectively. In 2015, we recognized in income tax expense a net tax benefit related to interest and penalties of $79 million. In 2014, we recognized in income tax expense a net tax benefit related to interest and penalties of $142 million.

We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2011 through 2014 consolidated federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007. Wachovia Corporation and its subsidiaries are no longer subject to federal examination and, with limited exception, are no longer subject to state, local and foreign income tax examinations.
We are litigating or appealing various issues related to prior IRS examinations for the periods 2003 through 2010, and we are appealing various issues related to IRS examinations of Wachovia’s 2006 through 2008 tax years. For the 2003 through 2006 Wells Fargo periods and the 2006 through 2008 Wachovia periods, we have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $600 million to our gross unrecognized tax benefits.